UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 25, 2005

The Liberty Corporation

(Exact name of Registrant as Specified in Charter)

South Carolina	1-05846	57-0507055

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 South Main Street, Greenville, SC	29601

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(864) 241-5400

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)

Item 8.01 Other Events

     On August 25, 2005, The Liberty Corporation issued a press release announcing that it had entered into a definitive merger agreement with Raycom Media, Inc. A copy of the press release is attached hereto as Exhibit 99.1 (herein incorporated by reference).

     On August 25, 2005, Hayne Hipp, Chairman and Chief Executive Officer of The Liberty Corporation, issued a communication to the employees of The Liberty Corporation regarding the merger with Raycom Media, Inc. A copy of the communication is attached hereto as Exhibit 99.2 (herein incorporated by reference).

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

99.1.	Press release, dated August 25, 2005, issued by The Liberty Corporation
99.2.	Communication to the employees of The Liberty Corporation regarding the merger with Raycom Media, Inc., dated August 25, 2005, issued by Hayne Hipp, Chairman and Chief Executive Officer of The Liberty Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LIBERTY CORPORATION

August 25, 2005	By: /s/ Martha Williams

Name: Martha Williams
Title: Vice President and General Counsel